Exhibit (j)(2)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Neuberger Berman Advisers Management Trust.

                                             /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 1, 2009